EXHIBIT 10.4
                               OPTION TO PURCHASE
                               FORTY (40%) PERCENT
                                       OF
                 NEWGOLD, INC. AND RIVERFRONT DEVELOPMENT, INC.


         THIS "OPTION TO PURCHASE" is made and entered into as of this 31st day of August, in the year 1995, by and between Edward Mackay and Scott Dockter.

         UPON PAYMENT OF $50,000.00 to Scott Dockter, NEWGOLD, INC. and RIVERFRONT DEVELOPMENT, INC., et al., Scott dockter, President and sole stockholder shall grant to Edward Mackay an OPTION TO PURCHASE forty (40%) percent of the above described corporations. Said OPTION shall be for a period of one (1) year.

         PURCHASE PRICE SHALL BE: 100% of Washington gulch, Inc. to be transferred to Newgold, Inc. and the aforementioned $50,000.00 cash.

         ANY ADDITIONAL CAPITAL that Edward Mackay elects to provide to the above entities shall be secured by a Promissory Note and Deed of Trust on Riverfront buildings and its real estate, and a UCC Statement on the Lime now located at Riverfront.

         EDWARD MACKAY shall use his best efforts to help promote and develop the above entities, including, but not limited to obtaining permits and refinancing the Riverfront property.

         IT IS UNDERSTOOD that Scott dockter and Edward Mackay each shall own forth (40%) percent of the above mentioned corporations, and twenty (20%) percent shall be available to distribute to other investors, vendors, or individuals that Edward Mackay and Scott Dockter agree together to giver percentages to.

         IN WITNESS WHEREOF, the parties hereto have executed this OPTION AGREEMENT as of the dates below written and declare under penalty of perjury that they have examined the foregoing statements and to the best of their knowledge and belief it is true, correct and complete.




         /s/ Scott Dockter                                 /s/ Edward Mackay
     ----------------------                               ---------------------
Name: Scott Dockter                                  Name:  Edward Mackay
Dated: 8/31/95                                              Dated: 8/31/95